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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT
                         NAME -- STATE OF INCORPORATION

                          COMPANY                             INCORPORATION
                          -------                             -------------
Always In Style, LLC........................................  Delaware
American Down and Textile Company...........................  Wisconsin
Brawn of California, Inc....................................  California
Desius, LLC.................................................  Delaware
Domestications Kitchen & Garden, LLC........................  Delaware
Domestications, LLC.........................................  Delaware
Encore Catalog, LLC.........................................  Delaware
erizon, Inc.................................................  Delaware
Gump's By Mail, Inc.........................................  Delaware
Gump's Corp.................................................  Delaware
Hanover Brands, Inc. .......................................  Delaware
Hanover Company Store, LLC..................................  Delaware
Hanover Direct Pennsylvania, Inc. ..........................  Pennsylvania
Hanover Direct Virginia, Inc. ..............................  Delaware
Hanover Home Fashions Group, LLC............................  Delaware
Hanover Realty, Inc. .......................................  Delaware
Keystone Internet Services, Inc. ...........................  Delaware
Kitchen & Home, LLC.........................................  Delaware
LWI Holdings, Inc. .........................................  Delaware
Scandia Down Corporation....................................  Delaware
Scandia Down, LLC (d/b/a Turiya)............................  Delaware
Silhouettes, LLC............................................  Delaware
   - doing business in the Commonwealth of Pennsylvania as
     "Silhouettes Catalog LLC"
The Company Office, Inc. ...................................  Delaware
The Company Store Factory, Inc. ............................  Delaware
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